American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement

Supplement dated April 1, 2019 ■ Statement of Additional Information dated November 1, 2018

The following replaces the tenth paragraph under the Foreign Securities subsection on page 13 of the statement of additional information:
Emerging Markets Risk. AC Alternatives Disciplined Long Short, AC Alternatives Equity Market Neutral, Global Gold, International Core Equity, Multi-Asset Real Return and Utilities may invest a minority portion of their holdings in securities of issuers located in emerging markets (developing) countries. The funds consider “emerging markets (developing) countries” to include all countries that are not considered by the advisor to be developed countries, which are listed on page 12.

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